Exhibit 99.2

Q2 2023 Earnings Call | August 10, 2023 2023 - 08 - 09 1 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 2023 - 08 - 09 1 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Today’s Presenters 2023 - 08 - 09 2 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Urban For s se ll, CEO • Fr e drik Nihl é n, CFO

Legal Disclaimer 2023 - 08 - 09 3 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect our intellectual property, our ability to compete, general economic conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

A g enda 2023 - 08 - 09 4 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary 2. Q2 2 0 23 Financial Re s u lts 3. Business Update 4. Q&A N e onod e I n c . Q2 20 2 3 | A u g u st 1 0 , 20 2 3

Summary of Key Points Q2 2023 - 08 - 09 5 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) • Lice n sing r ev e nu e s sta b le • Wor l dwide se m ic o nductor s u p p ly s h ortag e si t u a t ion h a s im p rov e d • Demand for our printer and automotive customers’ products remains strong • Product s a les re v e n ues below ta rgets • Weake r cust o m er d e mand th an ex p e c ted • D e layed pr o duct lau n c hes in sev e ral pr o je c ts • We are adjusting our strategies and tactics to improve sales in the coming quarters • Increased focus on markets and segments where traction is good • I ntensified mark e ting efforts • Development of tailored solutions to sharpen our customer offer

A g enda 2023 - 08 - 09 6 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary 2. Q2 2 0 23 Fin a n c i a l R e s u lts 3. Business Update 4. Q&A N e onod e I n c . Q2 20 2 3 | A u g u st 1 0 , 20 2 3

Q2/'23 Financial Results – Revenues


Revenues by Revenue Stream and Region
Thousands
1,400
1,200
1,000
800
600
400
200
0
-200
AMER APAC EMEA
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23
License fees
Products
NRE


Revenues by Revenue Stream
Thousands
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
-200
Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23
License fees
Products
NRE

$1.2 million
Revenue Total Q2 2023
▼ 5% YoY

$1.1 million
Revenue License Q2 2023
▲ 15% YoY

$0.1 million
Revenue Products Q2 2023
▼ 60% YoY

2023-08-09 | 7
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)
neonode®

67% Adjusted Gross Margin TSMs* Q2 2023 似 11pp YoY 67% G r o s s M a r g i n Products Q2 2023 似 11pp YoY * See reconciliation in Appendix ”Non - GAAP Financial Measures” - 25 0% - 20 0% - 15 0% - 10 0% - 50% 0% 50% 100 50 0 - 50 - 100 - 150 - 200 20 0 100% 150 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Q2 - 23 T h o us a nd s Q2/’23 Financial Results – Gross Profit/Margin Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 50% 40% 30% 60% 70% 0 50 100 150 200 250 Q4 - 22 Q1 - 23 Q2 - 23 T h o us a nd s Gross Profit/Margin TSMs Adjusted* Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Gross profit Gross margin 2023 - 08 - 09 8 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Q2/’23 Financial Results – Operating Expenses $2.8 million Operating Expenses Q2 2023 但 2% YoY - 3 ,000 - 3 ,500 2023 - 08 - 09 9 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2 ,500 - 2 ,000 - 1,500 - 1,000 - 500 0 Q 1 - 20 Q 2 - 20 Q 3 - 20 Q 4 - 20 T h o us a nd s Operating Expenses Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Q2 - 23

Q2/’23 Financial Results – Cash $21.6 million Cash and Accounts Receivables Jun. 30, 2023 似 5.3 Million Dec. 31, 2022 $0.6 million Net Cash Burn O p e r a t i n g A ct i v i t i e s Q2 2023 但 79 % Y oY - 3 ,000 - 3 ,500 2023 - 08 - 09 10 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) - 2 ,500 - 2 ,000 - 1 ,500 - 1 ,000 - 500 0 Q1 - 20 Q2 - 20 Q3 - 20 Q4 - 20 Q1 - 21 Q2 - 21 Q3 - 21 Q4 - 21 Q1 - 22 Q2 - 22 Q3 - 22 Q4 - 22 Q1 - 23 Q2 - 23 T h o us a nd s Net cash used in operating activities

Neonode Inc. Q2 2023 | August 10, 2023

Agenda

1. Summary
2. Q2 2023 Financial Results
3. **Business Update**
4. Q&A

2023-08-09 | 11
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

neonode®

Touchless Solutions 2023 - 08 - 09 12 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Luxury Hotel, The Maybourne Riviera, Installs Contactless Controls 2023 - 08 - 09 13 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

MyScript Collaboration Provides Handwriting Recognition Solutions to Integrators 2023 - 08 - 09 14 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Neonode and NXO Sign Value - added Reseller Agreement 2023 - 08 - 09 15 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Rugged Touch Solutions 2023 - 08 - 09 16 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Me d t ech 2023 - 08 - 09 17 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Automotive Commercial Vehicle and Off Highway 2023 - 08 - 09 18 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

HUD Obstruction Detection 2023 - 08 - 09 19 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Driver and In - cabin Monitoring 2023 - 08 - 09 20 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Events Q2 2023

- IMS & HUD Expo, China
- Med-Tech Innovation Expo, UK
- Car.HMI Europe , Germany
- InCabin.Sensing Europe, Germany
- AutoSens InCabin, Belgium
- IVT Expo, Germany
- World Elevator Escalator Expo, China

Upcoming Major Events:

- CES 2024, Las Vegas, NV
- NRF 2024, New York, NY


In Cabin
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2023-08-09 | 21 © Neonode 2001-2023 · www.neonode.com · Nasdaq (N

A g enda 2023 - 08 - 09 22 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON) 1. Summary 2. Q2 2 0 23 Financial Re s u lts 3. Business Update 4. Q&A N e onod e I n c . Q2 20 2 3 | A u g u st 1 0 , 20 2 3

Thank you.

neonode®

info@neonode.com
neonode.com

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2023-08-09 23 © Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)

Appendix 2023 - 08 - 09 24 © Neonode 2001 - 2023 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22	Q3-22	Q4-22	Q1-23	Q2-23
Revenue Products	98	66	284	502	355	346	136	118	147	210	155	483	102	84
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93	-80	-552	-47	-28
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**	**75**	**-69**	**55**	**56**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-	-	-	-	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-	-	-	-	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-	-	294	-	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-	-	-	-4	-
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-	-	-	-	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**	**75**	**225**	**51**	**56**
Gross Margin Products	63%	-9%	30%	1%	24%	39%	28%	-190%	65%	56%	48%	-14%	54%	67%
Adjusted Gross Margin Products	40%	32%	50%	23%	26%	36%	47%	52%	62%	56%	48%	47%	52%	67%

2023-08-09 | 25
© Neonode 2001-2023 · www.neonode.com · Nasdaq (NEON)
neonode®